UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                                   ATNG, INC.
                (Name of Registrant as Specified In Its Charter)


Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

[ ]      Title of each class of securities to which transaction applies:
(1)      Aggregate number of securities to which transactions applies:
(2) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(3)      Proposed maximum aggregate value of transaction:
(4)      Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount previously paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing party:
(4)      Date Filed:

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430


                                 PROXY STATEMENT
                              AS AT AUGUST 8, 2003

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430

                                 August 8, 2003


To Our Shareholders:

         You are cordially invited to attend a special meeting of the shareholders of ATNG, Inc. to be held at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430 on September 6, 2003 at 9:00 a.m., Fenton, Michigan time.

         Change of Domicile. The board of directors will submit a proposal to change the state of incorporation of ATNG, Inc. from Texas to Nevada. If approved by at least two-thirds of the votes cast by holders of our common stock represented in person or by proxy at the meeting, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Texas to the State of Nevada and will also result in the adoption of new articles of incorporation and bylaws for ATNG, which will govern us under Nevada law. If approved by the shareholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about September 6, 2003, or as soon as practicable after the meeting.

         The change of domicile is intended, among other things, to enable us to take advantage of a more favorable tax structure in Nevada and the requirement in Nevada for a majority vote of shareholders on important shareholder actions instead of the two-thirds required by Texas.

         Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding shareholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of ATNG or our shareholders.

         For a summary of the principal income tax consequences of the change of domicile to United States shareholders and ATNG, see "Federal Income Tax Considerations" contained in the accompanying proxy statement.

         If the change of domicile is completed, our shareholders will be required to surrender their current certificates representing common stock in exchange for certificates representing the appropriate number of shares of ATNG as a Nevada corporation. Appropriate transmittal forms will be sent to the shareholders for these purposes.

         The proxy statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

         For the reasons set forth in the proxy statement, your board of directors unanimously believes that the proposed change of domicile is in the best interests of ATNG and all of its shareholders. We, therefore, strongly urge you to vote FOR the change of domicile.

         Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

         We appreciate your continued interest in ATNG, Inc.

                                              Very truly yours,

                                              /s/  Robert C. Simpson, Ph. D.

                                              Robert C. Simpson, Ph. D.
                                              President

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430


                  NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 6, 2003


         To the Shareholders of ATNG, Inc.:

         Notice is hereby given that a special meeting of the shareholders of ATNG, Inc. will be held at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430 on September 6, 2003 at 9:00 a.m., Fenton, Michigan time, for the following purposes:

         1. To consider and pass, with or without variation, a special resolution, subject to requisite regulatory approval, (a) authorizing ATNG, Inc. to change its domicile to a corporation existing under the laws of the State of Nevada in accordance with the Nevada Revised Statutes, and (b) approving the adoption of new articles of incorporation and bylaws to govern ATNG. Copies of the newly proposed articles of incorporation and bylaws, which are attached to the proxy statement accompanying this notice, will be effective upon the filing of Articles of Merger with the Secretary of State of Nevada.

         2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on July 8, 2003 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such shareholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

         Shareholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                         By Order of the Board of Directors,

                                         /s/  Robert C. Simpson, Ph. D.

                                         Robert C. Simpson, Ph. D.
                                         President

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of ATNG, Inc., a Texas corporation, to be voted at a special meeting of shareholders to be held at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430 on September 6, 2003 at 9:00 a.m., Fenton, Michigan time, and at any and all adjournments thereof. The information contained in this proxy statement is given as of July 8, 2003. The individual named in the accompanying form of proxy is our president and our only director. A shareholder wishing to appoint some other person (who needs not be a shareholder of ATNG, Inc.) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

         Our principal executive office and mailing address is 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430.

         Solicitation of proxies by mail is expected to commence on August 18, 2003, and the cost thereof will be borne by ATNG, Inc. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record shareholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $12,000.

         We will only deliver one proxy statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this proxy statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

         Shareholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address listed above.

         Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the change of domicile, and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting. A form of proxy will not be valid unless it is completed and delivered to Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

         Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at our principal executive office.

DISSENTERS' RIGHT OF APPRAISAL

         Texas law provides for a right of a shareholder to dissent to the proposed merger and obtain appraisal of or payment for such shareholder's shares. See "Change of Domicile - Dissent Rights of Our Shareholders."

                                VOTING SECURITIES

         Shareholders of record at the close of business on July 8, 2003, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 100,000,000 shares of common stock, par value $0.0001 per share. Each share of our common stock is entitled to one vote, of which there were 80,666,856 shares issued and outstanding on the record date, fully paid and non-assessable.

         The quorum for the transaction of business at the meeting consists of shareholders present in person, or represented by proxy holding not less than a majority of the issued and outstanding shares of our common stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

         Under the Texas Business Corporation Act, two-thirds of the holders of our common stock will be required to approve the change of domicile.

         Under Texas law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum but will have no effect on the proposed change of domicile.

                               CHANGE OF DOMICILE

PLAN OF MERGER

         We are proposing to change our state of incorporation from Texas to Nevada by means of a merger permitted under the corporate statutes of both states. The merger will be between ATNG, Inc., a Texas corporation, and ATNG of Nevada, Inc., a Nevada corporation, organized by us for the specific purpose of the change of domicile. A copy of the special resolution authorizing the change of domicile to be voted on by our shareholders is attached as ATTACHMENT A. The merger will be consummated pursuant to a Plan of Merger, a copy of which is attached as ATTACHMENT B. Copies of the articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that ATNG, Inc. will merge into ATNG of Nevada, Inc. Following the merger, ATNG of Nevada, Inc. will be the surviving entity and will change its name to ATNG Inc.

         ATNG of Nevada, Inc. is a newly formed corporation with one share of common stock issued and outstanding held by Robert C. Simpson, Ph.D., our sole officer and director and controlling shareholder, with only minimal capital and no other assets or liabilities. The terms of the merger provide that the currently issued one share of the common stock of ATNG of Nevada, Inc. held by Dr. Simpson will be cancelled. As a result, following the merger, our current shareholders will be the only shareholders of the newly merged corporations.

         The change of domicile will not interrupt the existence of ATNG. Each share of our common stock will remain issued and outstanding as a share of the common stock of ATNG after the change of domicile from Texas to Nevada. For a summary of certain of the rights of shareholders of ATNG before and after the change of domicile, see "Change of Domicile - Effect of the Change of Domicile on Shareholder Rights."

         Officers and Directors. Our board of directors currently consists of one member, Robert C. Simpson, Ph. D. Upon the change of domicile, our board of directors will consist of the same individual who is currently the sole director of ATNG and who is named as the director in the articles of incorporation filed pursuant to our change of domicile into Nevada. Additionally, immediately following the change of domicile, our only officer will be Dr. Simpson, as president, chief executive officer, chief financial officer, and secretary. See "Management - Executive Officers and Directors" for more information concerning Dr. Simpson.



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


         Exchange of Share Certificates. As soon as practicable on or after the change of domicile, our shareholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

         After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and execute transmittal letter and a certificate representing the common stock, a certificate issued by us representing an equal number of shares of our common stock as a Nevada corporation into which such shares of the common stock were converted.

         After the change of domicile but before a certificate representing common stock is surrendered, certificates representing common stock will represent the number of shares of our common stock as a Nevada corporation into which such common stock were converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the shareholder's instructions for transfer or exchange.

         Failure by a shareholder to return appropriate transmittal letters or to surrender certificates representing common stock will not affect such person's rights as a shareholder, as such shareholder's certificates representing common stock following the change of domicile will represent the number of shares of our common stock as a Texas corporation into which such common stock were converted pursuant to the terms of the change of domicile, and will present no material consequences to us.

CONDITIONS TO THE CHANGE OF DOMICILE; SHAREHOLDER APPROVALS

         Change of Domicile. The change of domicile is subject to, among other things:

o The approval by our shareholders of the special resolution authorizing the change of domicile (a copy of which is attached as ATTACHMENT A) by the affirmative vote of at least two-thirds of our common stock voting in person or by proxy at the meeting or any adjournments thereof, and

o The filing of the Articles of Merger with the Secretary of State of Nevada.

         Notwithstanding the requisite shareholder approvals of the change of domicile, our board of directors has reserved the right to terminate or abandon the change of domicile without further shareholder approval if the board determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our shareholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

FILING OF ARTICLES OF MERGER

         The change of domicile is subject to filing of Articles of Merger with the Secretary of State of Nevada pursuant to the Nevada Revised Statutes. If the special resolution is passed by the requisite number of holders of the shares of our common stock, we intend to file the Articles of Merger.

         Under the Nevada Revised Statutes, when the merger takes effect:

o Every other entity that is a constituent entity (in our case, ATNG, Inc., a Texas corporation) merges into the surviving entity (ATNG of Nevada, Inc.) and the separate existence of every entity except the surviving entity ceases;

o The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

o The surviving entity has all of the liabilities of each other constituent entity;



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


o A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

o The articles of incorporation of the surviving entity are amended to the extent provided in the plan of merger; and

o The shareholders' interests of each constituent entity that are to be converted into shareholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the shareholders' interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Chapters 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes dealing with dissenter's rights.

         Resales of Our Common Stock. Pursuant to Rule 145 under the Securities Act of 1933, the merger of ATNG from a Texas corporation into a Nevada corporation and the exchange of our shares of common stock in the Texas corporation into the shares of the common stock of the Nevada corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former shareholders without restriction to the same extent that such shares may have been sold before the change of domicile.

         Accounting for the Transaction. Upon consummation of the change of domicile, the historical financial statements of the Texas company will become the historical financial statements of the Nevada company. Total shareholders' equity will be unchanged as a result of the change of domicile.

PRINCIPAL REASONS FOR THE CHANGE OF DOMICILE

         We have chosen to change our state of incorporation in order to take advantage of several features of Nevada corporate law which are expected to help us reduce our taxes and to facilitate our corporate actions. A comparison of Nevada and Texas law follows:

o In Nevada, corporations incorporated in Nevada do not pay a franchise tax or a corporate income tax. Although Texas does not have corporate income tax per se, Texas does impose on Texas corporations a franchise tax equal to 4.5 percent of taxable income or 0.25 of one percent of the corporation's capital.

o Under Nevada law, important actions such as amendments to articles of incorporations and mergers require the vote of a majority of the shareholders. Under Texas law, such actions require the approval of two-thirds of the shareholders. We feel that it is in our best interest to simplify our shareholder voting requirements in order to allow us to make it easier for the passage of important shareholder resolutions.

o Under Nevada law, unless otherwise provided in the articles of incorporation, a corporation that desires to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each shareholder of record at the effective date and time of the change, may, except as otherwise provided in subsections 2 and 3 of Chapter
         78.207 of the Nevada Revised Statutes, do so by a resolution adopted by the board of directors, without obtaining the approval of the shareholders. The resolution may also provide for a change of the par value, if any, of the same class or series of the shares increased or decreased. After the effective date and time of the change, the corporation may issue its stock in accordance therewith.

         The third bullet point above is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a shareholders' meeting in order to change our authorized shares. Because we are a micro-cap company, we must be able to quickly deal with situations calling for us to modify our capital structure.



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


EFFECT OF CHANGE OF DOMICILE ON SHAREHOLDER RIGHTS

         On the effective date of the merger resulting in our change of domicile, ATNG will be deemed incorporated under the Nevada Revised Statutes. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Articles of Merger. The following summary describes the material consequences of the change of domicile to our shareholders, in addition to the differences in state law described above in "Change of Domicile - Principal Reasons for the Change of Domicile." This summary does not purport to be exhaustive and is qualified in its entirety by reference to our current articles of incorporation and bylaws, and the proposed new articles of incorporation and bylaws. The text of the proposed articles of incorporation and bylaws are included in this proxy statement as attachments to the Plan of Merger described in ATTACHMENT B. A copy of our current articles of incorporation, bylaws, the Texas Business Corporation Act, and the Revised Nevada Statutes will be available for reference by the shareholders of ATNG or their legal advisers at our registered office.

         Capital Structure. Under our proposed articles of incorporation, the total number of shares of capital stock that ATNG will have the authority to issue is 950 million, consisting of 900 million shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. Under our current articles of incorporation, ATNG presently has the authority to issue only 100 million shares of common stock, par value $0.0001 per share. We currently have no authority to issue any preferred stock.

         Common Stock. Currently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Following the change of domicile, the holders of our common stock will have the same voting rights. Also, our shareholders do not have and will not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of ATNG, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our shareholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock.

         Preferred Stock. Following the change of domicile, in accordance with the Nevada Revised Statutes, our board of directors will have the authority to fix the number of shares of preferred stock and the designations, preferences, powers and relative, participating, optional or other special rights and the qualifications or restrictions on such rights. The preferences, powers, rights and restrictions of different series of our preferred stock may vary with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, purchase funds, and other matters. The holders of our preferred stock will have no preemptive or cumulative voting rights.

         Authorizing an additional 800 million shares of common stock and the authorizing of series of preferred stock would give the board of directors the express authority, without further action of the shareholders, to issue common stock or preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock or preferred stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

         Following the change of domicile, our board of directors will file with the State of Nevada a Certificate of Designation Establishing Series of Preferred Stock, a copy of which is attached as ATTACHMENT C. The certificate will establish three series of preferred stock, and will describe the powers, preferences and rights, and the qualifications, limitations and restrictions of our preferred stock. However, there will be important differences in each series of our preferred stock, which are described as follows:



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


o Series A will be composed of 20,000,000 shares, with every share thereof being convertible into 10 shares of our common stock. The Series A preferred stock will have no voting rights prior to conversion into our common stock.

o Series B will be composed of 10,000,000 shares, with no conversion rights into shares of our common stock. The Series B preferred stock will have one vote per share on all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors.

o Series C will be composed of 20,000,000 shares, with no conversion rights into shares of our common stock. Each share of Series C preferred stock will have voting rights equal to 100 votes per share of our common stock on all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors.

         Following the change of domicile, we have no plans to issue any additional shares of common stock. However, we do plan to issue 5,000,000 shares of our Series C preferred stock to Robert C. Simpson, Ph.D., our sole officer and director and controlling shareholder. We also plan to issue 1,000,000 shares of our Series A preferred stock to each of Dr. Simpson and E. Robert Gates, one of our controlling shareholders. The consideration for the issuance of the shares of our preferred stock will be the exchange by Dr. Simpson of 10,000,000 shares of our common stock, and the exchange by Mr. Gates of 8,000,000 shares of our common stock.

         The proposed increase in the authorized number of shares of common stock and the authorization of preferred stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of ATNG more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of ATNG.

         The proposed change in our capital structure is not being made by us in response to any known accumulation of shares of threatened takeover. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a shareholder's investment.

         In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares of our common stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a shareholder's investment could be adversely affected.

         Shareholder Consent in Lieu of Meeting. Under both the Texas Business Corporation Act and the Nevada Revised Statutes, shareholder action may be taken without a meeting if shareholders holding the requisite voting power execute a consent. Texas law grants this power only if a corporation's articles of incorporation contain a provision authorizing such conduct. Our current articles of incorporation do not grant this power. However, Nevada law provides for less than unanimous consent, even if the articles do not contain the power. Even so, our proposed articles of incorporation provide that our shareholders may take action if shareholders holding the requisite voting power execute a consent in lieu of a meeting.

CERTAIN PROVISIONS OF OUR PROPOSED ARTICLES OF INCORPORATION AND BYLAWS

         General. Provisions of our articles of incorporation and bylaws concern matters of corporate governance and the rights of our shareholders, such as the ability of our board of directors to issue shares of our common and preferred stock and to set the voting rights, preferences, and other terms of our preferred stock without further shareholder action. These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our shareholders, and may be deemed to discourage takeover attempts, mergers, tender offers, or proxy contests not first approved by our board of directors, which some shareholders may deem to be in their best interests.



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


         Board of Directors. The business and affairs of ATNG will continue to be managed under the direction of our board of directors, which currently consists of one member. The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors.

         Newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until the director's successor shall have been elected and qualified or until his earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors may not have less than one member. There is no limit on the maximum size of our board.

         Whenever the holders of any class or series of our capital stock are entitled to elect one or more directors under any resolution or resolutions of our board of directors designating a series of our preferred stock, vacancies and newly created directorships of a class or series may be filled by a majority of the directors then in office elected by the applicable class or series, by a sole remaining director so elected, or by the written consent, or the affirmative vote of a majority of the outstanding shares of the class or series entitled to elect the directors.

         Any director may be removed from office only by the affirmative vote of the holders of a majority of the combined voting power of our then outstanding shares of capital stock entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

         Meetings of Shareholders. Our articles of incorporation will provide that a special meeting of our shareholders may only be called by:

o        Our president;

o The holders of at least 10 percent of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or

o        Our board of directors by means of a duly adopted resolution.

         Special shareholder meetings may not be called by any other person or in any other manner. Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting. Our articles of incorporation do not permit our shareholders to take an action by written consent unless the action to be taken and the taking of that action by written consent have been approved in advance by our board of directors.

         Limitation of Liability. Our articles of incorporation will provide that any director or officer shall not be personally liable to ATNG or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless

o It is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law, or

o Such person is a director liable under Section 78.300 of the Nevada Revised Statutes for the payment of an improper distribution by ATNG to its shareholders.

         Indemnification. Our articles of incorporation will provide that ATNG shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by ATNG or in its right, by reason of the fact that he is or was a director, officer, employee, or agent of ATNG, or is or was serving at ATNG's request as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

o The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or

o The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

         Further, our articles of incorporation will permit ATNG to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by ATNG or in its right, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of ATNG, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

o The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or

o The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

         However, ATNG will be prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to ATNG, unless, and only to the extent that, the court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

         Our bylaws will contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling ATNG under the indemnification provisions, or otherwise, ATNG is aware that, in the opinion of the SEC, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         Permitted Combinations. Our articles of incorporation will expressly provide that we will not be governed by Nevada Revised Statutes 78.411 to 78.444, inclusive, which means that we not subject to the restrictions contained in the NRS applicable to mergers and other forms of combinations with holders of 10 percent or more of our stock.

         Amendment of Bylaws. Under our articles of incorporation, our bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

DISSENT RIGHTS OF OUR SHAREHOLDERS

         Under Texas law, our shareholders are entitled, after complying with certain requirements of Texas law, to dissent to the approval of the merger, pursuant to Article 5.11 of the Texas Business Corporation Act, and to be paid the "fair value" of their shares of ATNG common stock in cash by complying with the procedures set forth in Articles 5.12 and 5.13 of the Texas Business Corporation Act. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our shareholders. This summary does not purport to be a complete statement of the provisions of Articles 5.11, 5.12 and
5.13 of the Texas Business Corporation Act and is qualified in its entirety by reference to such provisions, which are attached as ATTACHMENT D to this proxy statement.

         Within 10 days after the effective date of the merger, we will deliver a written dissenters' notice to each of our shareholders of record. The dissenters' notice must:

o        Notify the shareholder of the effective date of the merger; and

o Be accompanied by a copy of Articles 5.11, 5.12, and 5.13 of the Texas Business Corporation Act.

         Any ATNG shareholder who did not consent to the merger can exercise his dissenters' rights by making written demand on us, within 20 days after the mailing of the dissenters' notice, for payment of the fair value of his shares of our common stock. The shareholder's demand must state:

o The number of shares of ATNG common stock owned by the dissenting shareholder; and

o The fair value of the shares, as of the date of the consent approving the merger, as estimated by the shareholder.

         Any shareholder failing to make demand within the 20-day period will be bound by the merger and will lose his right to be paid the fair value of his shares. Within 20 days after receipt of a demand for payment, we will deliver or mail to the shareholder a written notice that shall either:

o Set out that we accept the amount claimed by the shareholder and agree to pay that amount within 90 days after the action was effected, provided the shareholder has surrendered the certificates representing the shareholder's shares of ATNG common stock; or

o Contain our estimate of the fair value of the shares, together with an offer to pay our estimate within 90 days after the action was effected, upon receipt of notice within 60 days after that date from the shareholder that the shareholder agrees to accept our estimate, provided the shareholder has surrendered the certificates representing the shareholder's shares of ATNG common stock.

         If we are unable to agree upon the fair value of any shareholder's shares of ATNG common stock within 60 days of the date the merger was effected, either party may, within 60 days of the expiration of such 60 day period, file a petition in any court of competent jurisdiction asking for a finding and determination of the fair value of the shareholder's shares of ATNG common stock. Upon the filing of a petition by an ATNG shareholder, we are required to file, within 10 days of service, a list containing the names and addresses of all of ATNG's shareholders who have demanded payment and with whom agreements as to the value of their shares have not been reached. If we file a petition, we must file the applicable shareholder list at the same time as the petition. If necessary, we shall, within 90 days of the court's determination of fair value and upon surrender of the applicable certificates representing the ATNG common stock, pay the applicable shareholders the fair value of their respective shares.

VOTE REQUIRED

         The special resolution relating to the change of domicile will not be effective unless passed at the meeting by at least two-thirds of the votes cast by the holders of our common stock as a group. Unless individual shareholders specify otherwise, each returned proxy will be voted for the change of domicile.

         ATTACHMENT A to this proxy statement contains the text of the special resolution with respect to the change of domicile to be submitted to the shareholders at the meeting.

         Our board of directors recommends that shareholders vote FOR the change of domicile, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointee named thereon intends so to vote.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth information concerning the directors and executive officers of ATNG, Inc. as of the date of this proxy statement:

           NAME              AGE             POSITION             DIRECTOR SINCE
           ----              ---             --------             --------------
Robert C. Simpson, Ph.D.      61       Chairman, President,         April 2003
                                     Chief Executive Officer,
                                     Chief Financial Officer,
                                          and Secretary

         Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers. See "Certain Provisions of Our Articles of Incorporation and Bylaws" for the manner of election and term of office of our directors.

         We may employ additional management personnel as our board or directors deems necessary. ATNG has not identified or reached an agreement or understanding with any other individuals to serve in management positions. We do not anticipate any difficulty in employing qualified staff.

         A description of the business experience during the past several years for each of the directors and executive officers of ATNG is set forth below.

         Robert C. Simpson, Ph.D. was our chief executive officer from 1996 through 2001. Since 2001, he has been president of Pathobiotek, Inc. Since 1990, he has been president of R. Simpson Associates, Inc., a management consulting firm with clients including General Electric, Ford, RWD Technologies Inc. and Symbol Technologies Inc. He was a manager at General Motors from 1978 until 1990 in manufacturing engineering, projects for advanced technologies and organizational development.

                            FEDERAL TAX CONSEQUENCES

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of ATNG of Nevada as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

         This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular shareholders, such as dealers in securities, or our shareholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each shareholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

o No gain or loss should be recognized by the shareholders of ATNG upon conversion of their common stock into common stock of the Nevada company pursuant to the change of domicile;

o The aggregate tax basis of the common stock received by each shareholder of ATNG in the change of domicile should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

o The holding period of our common stock received by each shareholder of ATNG in the change of domicile should include the period during which the shareholder held his common stock converted therefor, provided such common stock is held by the shareholder as a capital asset on the effective date of the change of domicile; and

o ATNG should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

         ATNG has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

                             PRINCIPAL SHAREHOLDERS

         The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date by:

o Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

o        Each of our directors;

o        Each of our named executive officers; and

o        All directors and officers as a group.

                                                            SHARES BENEFICIALLY
                                                                   OWNED (2)
                                                           ---------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                     NUMBER      PERCENT
----------------------------------------                   ----------    -------
OFFICERS AND DIRECTORS:
-----------------------
Robert C. Simpson, Ph. D.................................  10,400,000      12.8
  All directors and officers as a group (one person).....  10,400,000      12.8

FIVE PERCENT SHAREHOLDERS:
--------------------------
E. Robert Gates..........................................  10,022,217     12.42
Tag Chong (Teddy) Kim....................................   9,258,100     11.48
Marsha S. Scheer.........................................   7,050,000      8.74
Charles M Scheer.........................................  11,048,990     13.70
Kenneth Friedenreich.....................................   7,000,000      8.68

----------
(1) Unless otherwise indicated, the address for each of these shareholders is c/o ATNG, Inc., 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common stock beneficially owned.

(2)  Beneficial ownership is determined in accordance with the rules of the SEC.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CHANGE OF CONTROL

         On June 6, 2003, Robert C. Simpson acquired 10,000,000 shares of our common stock, which represented 12.40 percent of our issued and outstanding common stock. Dr. Simpson had been elected to our board of directors on April 9, 2003.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by the SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

         Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that, during the period from January 1, 2002 through December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were met in a timely manner.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

         Our Annual Report on Form 10-KSB for the year ended December 31, 2002, and Financial Information from our Quarterly Reports for the Periods Ended March 31, 2003 and June 30, 2003 are incorporated herein by reference.

    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

         WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORTS FOR THE PERIODS ENDED MARCH 31, 2003 AND JUNE 30, 2003, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORTS AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORTS UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 1549 LEROY STREET, SUITE D-200, FENTON, MICHIGAN 48430, OR TELEPHONE (810) 714-2978.

                                  OTHER MATTERS

         Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of ATNG, Inc. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by us by January 31, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 meeting.

                                             By Order of the Board of Directors,

                                             /s/  Robert C. Simpson, Ph. D.

                                             Robert C. Simpson, Ph. D.
                                             President

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430

                                      PROXY

         THIS PROXY IS SOLICITED BY THE MANAGEMENT OF ATNG, INC. (THE "COMPANY") FOR A SPECIAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON SEPTEMBER 6, 2003.

         The undersigned hereby appoints Robert C. Simpson, Ph.D., or instead of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 1549 Leroy Street, Suite D-200 Fenton, Michigan on September 6, 2003 at 9:00 a.m., Fenton, Michigan time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.   Vote  FOR [ ]  AGAINST  [ ] the        2.   Upon  any  other   matter  that
     resolution    to   change   our             properly   comes   before   the
     jurisdiction  of  incorporation             Meeting.
     from the  State of Texas to the
     State of Nevada.


THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.


Dated _____________________________ , 2003.



___________________________________
Signature of Shareholder

___________________________________
Printed Name of Shareholder

         A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF CORPORATE STOCK TRANSFER, 3200 CHERRY CREEK DRIVE SOUTH, SUITE 430, DENVER, COLORADO 80209, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

         Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

         THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.




___________________________________

___________________________________

___________________________________
(Please advise the Company of any change of address)

                                  ATTACHMENT A
                               SPECIAL RESOLUTION

                                  ATTACHMENT B
                                 PLAN OF MERGER

                                  ATTACHMENT C
        CERTIFICATE OF DESIGNATION ESTABLISHING SERIES OF PREFERRED STOCK

                                  ATTACHMENT D
       SECTIONS 5.11, 5.12, AND 5.13 OF THE TEXAS BUSINESS CORPORATION ACT

                          PLAN AND AGREEMENT OF MERGER

                  WHEREAS, it is in the best interests of the Company that it change its state of incorporation from Texas to Nevada, and in connection therewith that the Company merge with and into ATNG of Nevada, Inc. as set out in the proposed Plan and Agreement of Merger presented to this meeting;

                  NOW, THEREFORE, IT IS RESOLVED, that the appropriate officers of the Company be, and they hereby are, authorized and directed to execute the Plan and Agreement of Merger and to take whatever steps which may be necessary and to effectuate the merger approved herein.

                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                        ATNG, INC. (A TEXAS CORPORATION)
                                       AND
                   ATNG OF NEVADA, INC. (A NEVADA CORPORATION)


         ATNG, INC., a Texas corporation ("ATNG Texas") and ATNG OF NEVADA, INC., a Nevada corporation ("ATNG Nevada"), hereby agree as follows:

         1. PLAN ADOPTED. A plan of merger merging ATNG Texas with and into ATNG Nevada (this "Plan of Merger"), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the "NRS"), Article 5 of the Texas Business Corporation Act (the "TBCA"), and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

                  (a) ATNG Texas shall be merged with and into ATNG Nevada, to exist and be governed by the laws of the State of Nevada.

                  (b) ATNG Nevada shall be the Surviving Corporation and its name shall be changed to ATNG Inc. (the "Surviving Corporation").

                  (c) When this Plan of Merger shall become effective, the separate existence of ATNG Texas shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of ATNG Texas and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

                  (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

                  (e) The Surviving Corporation will carry on business with the assets of ATNG Texas, as well as the assets of ATNG Nevada.

                  (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Sections 5.11, 5.12, and 5.13 of the TBCA.

                  (g) The stockholders of ATNG Texas will surrender all of their shares in the manner hereinafter set forth.

                  (h) In exchange for the shares of ATNG Texas surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

                  (i) The stockholders of ATNG Nevada will keep their shares of the Surviving Corporation.

         2. EFFECTIVE DATE. The effective date of the Merger (the "Effective Date") shall be the date of the filing of Articles of Merger for ATNG Texas and ATNG Nevada in the States of Texas and Nevada.

         3. SUBMISSION TO STOCKHOLDERS. This Plan of Merger shall be submitted for approval separately to the stockholders of ATNG Texas and ATNG Nevada in the manner provided by the laws of the States of Texas and Nevada.

         4. MANNER OF EXCHANGE. On the Effective Date, the stockholders of ATNG Texas shall surrender their stock certificates to ATNG Nevada in exchange for shares of the Surviving Corporation to which they are entitled.

         5. BASIS OF EXCHANGE. The holders of shares of the common stock, $0.001 par value per share, of ATNG Texas shall be entitled to receive, in exchange for all the outstanding stock of ATNG Texas, an amount of stock so that after the issuance thereof, such holders of ATNG Texas will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share.

         6. SHARES OF THE SURVIVING CORPORATION HELD BY THE CURRENT STOCKHOLDERS OF ATNG NEVADA. The presently outstanding shares of the common stock of ATNG Nevada will be cancelled.

         7. DIRECTORS AND OFFICERS.

                  (a) The present Board of Directors of ATNG Texas shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

                  (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

                  (c) All persons who, on the Effective Date, are executive or administrative officers of ATNG Texas shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

         8. ARTICLES OF INCORPORATION. The Articles of Incorporation of ATNG Nevada, existing on the Effective Date and reflecting the change of the corporate name to ATNG Inc. and other provisions, a copy of which are attached hereto as EXHIBIT A and incorporated herein for all purposes, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

         9. BYLAWS. The Bylaws of ATNG Nevada existing on the Effective Date and reflecting the change of the corporate name to ATNG Inc., a copy of which are attached hereto as EXHIBIT B and incorporated herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

                  (a) COPIES OF THE PLAN OF MERGER. A copy of this Plan of Merger is on file at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430, the principal offices of ATNG Texas, and 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430, the principal offices of ATNG Nevada. A copy of this Plan of Merger will be furnished to any stockholder of ATNG Texas or ATNG Nevada, on written request and without cost.

         10. CONTRACTUAL CONSENTS NEEDED. The parties to this Plan of Merger shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

         11. NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to ATNG Texas, addressed to Robert C. Simpson, Ph.D. at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430, telecopier (810) 714-3524, and e-mail patho@chartermi.net; and if to ATNG Nevada, addressed to Robert C. Simpson, Ph.D. at 1549 Leroy Street, Suite D-200, Fenton, Michigan
48430, telecopier (810) 714-3524, and e-mail patho@chartermi.net. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

         12. LEGAL CONSTRUCTION. In case any one or more of the provisions contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         13. BENEFIT. All the terms and provisions of this Plan of Merger shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

         14. LAW GOVERNING. This Plan of Merger shall be construed and governed by the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Fenton, Michigan.

         15. PERFECTION OF TITLE. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

         16. CUMULATIVE RIGHTS. The rights and remedies of any party under this Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         17. WAIVER. No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

         18. CONSTRUCTION. Whenever used herein, the singular number shall include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

         19. MULTIPLE COUNTERPARTS. This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Plan of Merger on September ___, 2003.

                                         ATNG, INC.



                                         By
                                            ------------------------------------
                                            Robert C. Simpson, Ph.D., President


                                         ATNG OF NEVADA, INC.



                                         By
                                            ------------------------------------
                                            Robert C. Simpson, Ph.D., President

ATTACHMENTS:
------------
Exhibit A - Amended and Restated Articles of Incorporation of ATNG Inc. Exhibit B - Amended Bylaws of ATNG Inc.

                                    EXHIBIT A
                AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
                                    ATNG INC.
                              A NEVADA CORPORATION

                                    EXHIBIT B
                                AMENDED BYLAWS OF
                                   ATNG INC.,
                              A NEVADA CORPORATION

                           CERTIFICATE OF DESIGNATION
                 ESTABLISHING SERIES A, B, AND C PREFERRED STOCK
                                  OF ATNG INC.


To the Secretary of State of the State of Nevada:

     Pursuant to the provisions of Section 78.1955 of the Nevada Revised Statutes, the undersigned corporation submits the following statement for the purpose of the establishment and designation of a series of shares of preferred stock and fixing and determining the relative rights and preferences thereof:

          A. The name of the corporation is ATNG INC. (the "Company").

          B. The following resolutions fixing and determining the relative rights and preferences of the Company's Series A, B, and C Preferred Stock were duly adopted by the Board of Directors of the Company on September ___, 2003:

     WHEREAS, the Company has the authority to issue 900,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"); and

     WHEREAS, the Company desires to designate series of the Preferred Stock to be known as "Series A Preferred Stock," "Series B Preferred Stock," and "Series C Preferred Stock;" and

     WHEREAS, the Series A Preferred Stock will consist of 20,000,000 shares, the Series B Preferred Stock will consist of 10,000,000 shares, and the Series C Preferred Stock will consist of 20,000,000 shares;

     NOW, THEREFORE, it is hereby resolved that the Company does hereby create the Series A, B, and C Preferred Stock which shall be composed of 50,000,000 shares of the Preferred Stock, and which Series A, B, and C Preferred Stock shall have the following relative rights and preferences:

          1. DIVIDENDS. Except as provided herein, the holders of outstanding shares of the Series A, B, and C Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Series A, B, and C Preferred Stock or the Common Stock are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Series A, B, and C Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

          2. REDEMPTION RIGHTS. Subject to the applicable provisions of Nevada law, the Company, at the option of its directors, and with the consent of a majority of the stockholders of the Series A, B, and C Preferred Stock, may at any time or from time to time redeem the whole or any part of the outstanding Series A, B, and C Preferred Stock. Any such redemption shall be pro rata with respect to all of the holders of the Series A, B, and C Preferred Stock. Upon redemption, the Company shall pay for each share redeemed the amount of $0.001 per share, payable in cash, plus a premium to compensate the original purchaser(s) for the investment risk and cost of capital equal to the greater of
(a) $0.25 per share, or (b) an amount per share equal to 50 percent of the market capitalization of the Company on the date of notice of such redemption divided by the number of the shares of the Series A, B, and C Preferred Stock then issued and outstanding (the "Redemption Premium"), the redemption amount and the Redemption Premium hereinafter being referred to as the "Redemption Price." Such redemption shall be on an all-or-nothing basis.

          At least 30 days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A, B, and C Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the redemption price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series A, B, and C Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series A, B, and C Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor.

          If, on or prior to any date fixed for redemption of Series A, B, and C Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series A, B, and C Preferred Stock so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price.

          3. LIQUIDATION RIGHTS. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A, B, and C Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A, B, and C Preferred Stock.

               (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As use herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

               (b) After the payment to the holders of shares of the Series A, B, and C Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A, B, and C Preferred Stock, the holders of the Series A, B, and C Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

               (c) In the event the assets of the Company available for distribution to the holders of the Series A, B, and C Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A, B, and C Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A, B, and C Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          4. CONVERSION OF SERIES A PREFERRED STOCK. At any time, the holder of shares of the Series A Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the 10th anniversary of the Issue Date. In the event that the holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

               (a) CONVERSION RIGHT. Subject to adjustment as provided herein, each share of the Series A Preferred Stock shall be convertible into 10 fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

               (b) ADJUSTMENT OF CONVERSION RATE FOR DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted to the holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

                    (i) ADJUSTMENT OF CONVERSION RATE UPON SUBDIVISION OR COMBINATION OF THE COMMON STOCK. If the Company at any time subdivides the Common Stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately increased.

                    (ii)   REORGANIZATION,   RECLASSIFICATION,    CONSOLIDATION,
MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series A Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series A Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

                    (iii) NOTICES. Immediately upon any adjustment of the Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

               (c) PURCHASE RIGHTS. If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

               (d) MECHANICS OF CONVERSION. To convert shares of the Series A Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Pacific Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

               (e) RECORD HOLDER. The person or persons entitled to receive shares of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

               (f) FRACTIONAL SHARES. The Company shall not be required to issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series A Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

               (g) REISSUANCE OF CERTIFICATES. In the event of a conversion of less than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

          5. RESERVATION OF SHARES. The Company shall, so long as any of the shares of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

          6. NO CONVERSION RIGHTS FOR THE SERIES B AND C PREFERRED STOCK. The Series B and C Preferred Stock shall not have any conversion rights into shares of the Common Stock.

          7. PREFERRED STATUS. The rights of the shares of the Common Stock shall be subject to the preferences and relative rights of the shares of the Series A, B, and C Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A, B, and C Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A, B, and C Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

          8. RESTRICTION ON DIVIDENDS. If any shares of the Series A, B, and C Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A, B, and C Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each holder of shares of the Series A, B, and C Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series A, B, and C Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

          9. VOTE TO CHANGE THE TERMS OF THE SERIES A, B, AND C PREFERRED STOCK. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A, B, and C Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A, B, and C Preferred Stock.

          10. LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A, B, and C Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A, B, and C Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A, B, and C Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A, B, and C Preferred Stock into the Common Stock.

          11. Voting. On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors:

               (a) The Series A Preferred Stock will have no voting rights, prior to conversion into shares of the Common Stock.

               (b) A holder of shares of the Series B Preferred Stock shall be entitled to one vote per share held by such holder at the record date for the determination of stockholders entitled to vote on such matters.

               (c) A holder of shares of the Series C Preferred Stock shall be entitled to 100 votes per share held by such holder at the record date for the determination of stockholders entitled to vote on such matters.

               (d) If no such record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. The holders of Series B and C Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock.

     RESOLVED FURTHER, that the appropriate officers of the Company are hereby authorized and directed, for and on behalf of the Company, to prepare and file all necessary instruments as may be required by law to carry out the terms of the foregoing resolution.

     Dated: September ___, 2003.

                                           ATNG INC.



                                           By
                                             -----------------------------------
                                             Robert C. Simpson, Ph.D., President

                                 ARTICLE 5.11.
   RIGHTS OF DISSENTING SHAREHOLDERS IN THE EVENT OF CERTAIN CORPORATE ACTIONS


     A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

          1. Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

          2. Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

          3. Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

     B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

          1. the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

               a. listed on a national securities exchange;

               b. listed on the NASDAQ Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

               c. held of record by not less than 2,000 holders;

          2. the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

          3. the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

               a. shares of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are:

                    i. listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

                    ii. approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

                    iii. held of record by not less than 2,000 holders;

               b. cash in lieu of fractional shares otherwise entitled to be received; or

               c. any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

     Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955. Amended by Acts 1957, 55th Leg., p. 111, ch. 54,ss.10; Acts 1973, 63rd Leg., p. 1508, ch.
545,ss.36, eff. Aug. 27, 1973.

     Amended by Acts 1989, 71st Leg., ch. 801,ss.34, eff. Aug. 28, 1989; Sec. B amended by Acts 1991, 72nd Leg., ch. 901,ss.32, eff. Aug. 26, 1991. Amended by Acts 1997, 75th Leg., ch. 375,ss.29, eff. Sept. 1, 1997.

                                  ARTICLE 5.12.
       PROCEDURE FOR DISSENT BY SHAREHOLDERS AS TO SAID CORPORATE ACTIONS

     A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

               a. With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

               b. With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

          2. Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty
(60) days after that date from the
shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

          3. If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

     B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

     C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

     D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

     E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

     F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

     G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in
Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

     Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955. Amended by Acts 1967, 60th Leg., p. 1721, ch. 657,ss.12, eff. June 17, 1967.

     Secs. A and D amended by Acts 1983, 68th Leg., p. 2570, ch. 442, ss. 9, eff. Sept. 1, 1983; Sec. B amended by Acts 1987, 70th Leg., ch. 93, ss. 27, eff. Aug. 31, 1987. Amended by Acts 1989, 71st Leg., ch. 801, ss. 35, eff. Aug. 28,
1989. Secs. A, D amended by Acts 1993, 73rd Leg., ch. 215, ss. 2.16, eff. Sept. 1, 1993.

                                  ARTICLE 5.13.
            PROVISIONS AFFECTING REMEDIES OF DISSENTING SHAREHOLDERS

     A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

     B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles
5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

     C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under
Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article
5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

     Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955. Amended by Acts 1967, 60th Leg., p. 1723, ch. 657,ss.13, eff. June 17, 1967.

     Sec. B amended by Acts 1983, 68th Leg., p. 2573, ch. 442, ss. 10, eff. Sept. 1, 1983. Amended by Acts 1993, 73rd Leg., ch. 215, ss. 2.17, eff. Sept. 1, 1993.